UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2021

Colombier Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 Brazilian Avenue, Suite 200-A Palm Beach, FL	33480
(Address of principal executive offices)	(Zip Code)

(561) 805-3588
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	CLBR.U	New York Stock Exchange
Shares of Class A common stock	CLBR	New York Stock Exchange
Warrants included as part of the units	CLBR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 11, 2021, Colombier Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S- 1, initially filed with the Securities and Exchange Commission on March 19, 2021 (File No. 333-254492). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,000,000.

A total of $150,000,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO), and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months (or 27 months upon the satisfaction of the conditions set forth in (ii)) from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated June 8, 2021, between the Company and B. Riley Securities, Inc., as representative of the underwriters.

•	A Warrant Agreement, dated June 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	Letter Agreements, dated June 8, 2021, between the Company and each of its officers and directors and Colombier Sponsor LLC, the Company’s sponsor (the “Sponsor”).

•	An Investment Management Trust Agreement, dated June 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated June 8, 2021, between the Company and certain other security holders named therein.
•	A Private Placement Warrant Purchase Agreement, dated June 8, 2021, between the Company and the Sponsor.

•	An Indemnity Agreement, dated June 8, 2021, between the Company and Omeed Malik.

•	An Indemnity Agreement, dated June 8, 2021, between the Company and Joe Voboril.

•	An Indemnity Agreement, dated June 8, 2021, between the Company and Ryan Kavanaugh.

•	An Indemnity Agreement, dated June 8, 2021, between the Company and Eddie Kim.

•	An Indemnity Agreement, dated June 8, 2021, between the Company and Jonathan Keidan.

•	An Indemnity Agreement, dated June 8, 2021, between the Company and Keri Findley.

•	An Indemnity Agreement, dated June 8, 2021, between the Company and Claire Councill.

•	An Indemnity Agreement, dated June 8, 2021, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated June 8, 2021, between the Company and an affiliate of the Sponsor.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, and 10.13, respectively.

The Company also adopted the Amended and Restated Certificate of Incorporation on June 9, 2021, which both restates and amends the provisions of the original certificate of incorporation of the Company.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,250,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of $5,250,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2021 and in connection with the IPO, the Company adopted the Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1, and is incorporated by reference herein.

Item 8.01	Other Events.

On June 9, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On June 11, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated June 8, 2021, between the Company and B. Riley Securities, Inc., as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated June 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Form of Letter Agreements, dated June 8, 2021, between the Company and each of its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated June 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated June 8, 2021, between the Company and certain security holders.

10.4	Private Placement Warrant Purchase Agreement, dated June 8, 2021, between the Company and the Sponsor.

10.5	Indemnity Agreement, dated June 8, 2021, between the Company and Omeed Malik.

10.6	Indemnity Agreement, dated June 8, 2021, between the Company and Joe Voboril.

10.7	Indemnity Agreement, dated June 8, 2021, between the Company and Ryan Kavanaugh.

10.8	Indemnity Agreement, dated June 8, 2021, between the Company and Eddie Kim.

10.9	Indemnity Agreement, dated June 8, 2021, between the Company and Jonathan Keidan.

10.10	Indemnity Agreement, dated June 8, 2021, between the Company and Keri Findley.

10.11	Indemnity Agreement, dated June 8, 2021, between the Company and Claire Councill.

10.12	Indemnity Agreement, dated June 8, 2021, between the Company and the Sponsor.

10.13	Administrative Services Agreement, dated June 8, 2021, between the Company and an affiliate of the Sponsor.

99.1	Press Release, dated June 9, 2021

99.2	Press Release, dated June 11, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colombier Acquisition Corp.

Date: June 11, 2021	By:	/s/ Joe Voboril
		Name:	Joe Voboril
		Title:	Chief Financial Officer, Treasurer and Secretary